UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 11, 2011

INSMED INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

0-30739	54-1972729
(Commission File Number)	(IRS Employer Identification No.)

8720 Stony Point Parkway, Suite 200, Richmond, Virginia	23235
(Address of Principal Executive Offices)	(Zip Code)

(804) 565-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On February 11, 2011 (the “Effective Date”), Insmed Incorporated (“Insmed”) entered into a master services agreement (the “Agreement”) with Chiltern International Inc. (“Chiltern”), a pharmaceutical development services provider.  Under the terms of the Agreement, Chiltern will provide project management, clinical monitoring, data management and related services to Insmed in connection with the conduct of Phase III clinical studies of ArikaceTM (liposomal amikacin for inhalation) for treatment of cystic fibrosis (“CF”) and nontuberculous mycobacteria (“NTM”).  Pursuant to work orders to be entered into by Insmed and Chiltern, Insmed will pay Chiltern for such services as provided in each work order.

The term of the Agreement is for five (5) years from the Effective Date.  Insmed may terminate the Agreement or any work order at any time for any reason and without cause upon 30 days’ prior written notice.  Chiltern may terminate the Agreement or any work order at any time for any reason and without cause upon 120 days’ prior written notice.  In addition, either party may terminate the Agreement or any work order for a material breach of the Agreement by the other party by giving 30 days’ prior written notice of termination if such breach is not cured within the 30 days notice period.  If a work order is  terminated by Insmed for reasons other than an uncured material breach by Chiltern or by Chiltern on account of a material breach by Insmed, Chiltern will be entitled to receive a termination fee.  Except for the termination by Chiltern as a result of an uncured material breach by Insmed, in the event of termination of the Agreement or a work order, Chiltern is required to continue to perform work under the work order for four (4) months from the date of the termination notice during which Insmed will identify an alternate service provider.

The Agreement provides for mutual representation and warranties and covenants by the parties.  In addition, the Agreement requires the parties (i) to keep certain information confidential and (ii) to maintain certain insurance coverage.  The Agreement also provides for an exclusivity commitment by Chiltern that it will not commence or actively seek to provide services to other third parties relating to the treatment of CF and NTM.

Under the terms of the Agreement, Chiltern is obligated to indemnify Insmed against  third party claims, damages and expenses arising out of a material breach of the Agreement by Chiltern or the negligence, recklessness, omissions or intentional misconduct of Chiltern.  Similarly, Insmed is obligated to indemnify Chiltern against any third party claims, damages and expenses arising out of ArikaceTM, the Phase III clinical studies of ArikaceTM or the negligence, recklessness, intentional misconduct or breaches of the Agreement by Insmed, except to the extent that such claims, damages and expenses result from negligence, recklessness, intentional misconduct, omissions or breaches of the Agreement by Chiltern.

Important Information

Insmed filed a definitive proxy statement on January 26, 2011 with the Securities and Exchange Commission (the “SEC”) to obtain shareholder approval (the “Shareholder Approval”) (i) of the conversion of the Series B Conditional Convertible Preferred Stock issued to the former holders of preferred stocks of Transave, Inc. and the issuance of Insmed’s common stock, par value $0.01 per share (the “Common Stock”), upon such conversion and (ii) to effect a one for 10 reverse stock split of Insmed’s outstanding shares of Common Stock. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SHAREHOLDER APPROVAL. The proxy statement, any amendments or supplements to the proxy statement and other relevant documents filed by the Insmed with the SEC are available free of charge through the web site maintained by the SEC at www.sec.gov or by calling the SEC at telephone number 1-800-SEC-0330. Free copies of these documents may also be obtained from Insmed’s website at www.insmed.com or by writing to: Insmed Incorporated, 8720 Stony Point Parkway, Suite 200, Richmond, Virginia 23235, Attention: Mr. W. McIlwaine Thompson, Corporate Secretary.

Insmed and its directors and executive officers are deemed to be participants in the solicitation of proxies from the shareholders of Insmed in connection with the Shareholder Approval. Information regarding Insmed’s previous directors and executive officers is included in Insmed’s definitive proxy statement for its 2010 annual meeting of stockholders held on June 9, 2010, which was filed with the SEC on April 30, 2010. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the proxy statement filed in connection with the Shareholder Approval.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are made pursuant to provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that such statements in this Current Report on Form 8-K, including statements relating to expectations regarding the anticipated benefits of the Agreement with Chiltern and the business strategies, plans and objectives of management, constitute forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements.  The risks and uncertainties include, without limitation, we may be unsuccessful in developing our product candidates, our expenses may be higher than anticipated and other risks and challenges detailed in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2010, June 30, 2010 and September 30, 2010.  Readers are cautioned not to place undue reliance on any forward-looking statements which speak only as of the date of this Current Report on Form 8-K.  We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Insmed Incorporated

Date: February 17, 2011

      By: /s/ Kevin P. Tully C.G.A.
      Name: Kevin P. Tully C.G.A.
Title: Executive Vice President & Chief Financial Officer